UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 12, 2022

Clean Earth Acquisitions Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-1883984	87-1431377
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Blvd, Building R, Suite 275 Bee Cave, Texas	78738
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 508-1531

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, one right and one-half of one redeemable warrant	CLINU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units, par value $0.0001 per share	CLIN	The Nasdaq Stock Market LLC
Rights included as part of the units to acquire one-tenth (1/10) of one share of Class A common stock	CLINR	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CLINW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.1 is an investor presentation, dated October 12, 2022, that Clean Earth Acquisitions Corp. (the “Company”) and Alternus Energy Group Plc have prepared for use in connection with the announcement of the Business Combination Agreement dated October 12, 2022 between and the Company and the Seller pursuant to which the Company will acquire all of the subsidiaries of the Seller, other than certain excluded subsidiaries (the “Transaction”).

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of section 27A of the Securities Act and section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available to the Company and the Seller. Certain statements included in this Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including strategies or plans as they relate to the proposed Transaction, are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of the Company and the Seller believes that there is a reasonable basis for each forward-looking statement contained in this Current Report, each of the Company and the Seller caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement relating to the proposed Transaction, which is expected to be filed by the Company with the SEC, and other documents filed by the Company from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements in this Current Report. Forward-looking statements in this Current Report include statements regarding the proposed Transaction, including the timing and structure of the Transaction, the proceeds of the Transaction and the benefits of the Transaction. Neither the Company nor the Seller can assure you that the forward-looking statements in this Current Report will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including: the impact of reduction, modification or elimination of government subsidies and economic incentives (including, but not limited to, with respect to solar parks); the impact of decreases in spot market prices for electricity; dependence on acquisitions for growth in the Seller’s business; inherent risks relating to acquisitions and the Seller’s ability to manage its growth and changing business; risks relating to developing and managing renewable solar projects; risks relating to PV plant quality and performance; risks relating to planning permissions for solar parks and government regulation; the Seller’s need for significant financial resources (including, but not limited to, for growth in its business); the need for financing in order to maintain future profitability; the lack of any assurance or guarantee that the Seller can raise capital or meet its funding needs; the Seller’s limited operating history; risks relating to operating internationally, include currency risks and legal, compliance and execution risks of operating internationally; the potential inability of the parties to successfully or timely consummate the proposed business combination; the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; the approval of the stockholders of the Company is not obtained; the risk of failure to realize the anticipated benefits of the proposed business combination; the amount of redemption requests made by the Company’s stockholders exceeds expectations or current market norms; the ability of the Seller or the combined company to obtain equity or other financing in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the Transaction; costs related to the proposed business combination; the impact of the global COVID-19 pandemic; the effects of inflation and changes in interest rates; an economic slowdown, recession or contraction of the global economy; a financial or liquidity crisis; geopolitical factors, including, but not limited to, the Russian invasion of Ukraine; global supply chain concerns; the status of debt and equity markets (including, market volatility and uncertainty); and other risks and uncertainties, including those risks to be included under the heading “Risk Factors” in the proxy statement to be filed by the Company with the SEC and also those included under the heading “Risk Factors” in the Company’s final prospectus relating to its initial public offering dated February 23, 2022 and the Company’s other filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by the Company, the Seller their respective directors, officers, affiliates, advisers or employees (or any other person) that the Company and the Seller will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report represent the views of the Company and the Seller as of the date of this Current Report. Risks in addition to those set forth herein may also materialize. Moreover, the Company’s and the Seller’s assumptions may prove to be incorrect. Actual results could differ materially from the results implied or expressed by the forward-looking statements in this Current Report. There may also be additional risks that neither the Company nor the Seller presently know, or that neither the Company nor the Seller currently believe are material, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements do not reflect the Company’s or the Seller’s expectations, plans or forecasts of future events and views after the date of this Current Report. Subsequent events and developments may cause the Company’s and the Seller’s assessments to materially change. While the Company and the Seller may choose to update these forward-looking statements in the future, there is no current intention or plan to do so. Except to the extent required by applicable law, neither the Company nor the Seller undertakes to update, supplement or amend any of the forward-looking statements in this Current Report at any time after the date hereof. You should, therefore, not rely on these forward-looking statements as representing the views of the Company or the Seller as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information and Where to Find it

In connection with the proposed Transaction, the Company will file a preliminary proxy statement and a definitive proxy statement with respect to the stockholder meeting of the Company to vote on the proposed Transaction. Stockholders of the Company and other interested persons are encouraged to read, when available, the preliminary and definitive proxy statements as well as other documents to be filed with the SEC. These documents will contain important information about the Company, the Seller and the proposed Transaction. The definitive proxy statement will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed Transaction. Once available, stockholders of the Company will also be able to obtain a copy of the proxy statements and other documents filed with the SEC without charge, by directing a request to: Clean Earth Acquisitions Corp., Attention: Martha Ross, CFO & COO, telephone: (800) 508-1531. The preliminary and definitive proxy statements, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

The Company and the Seller and their respective directors and executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders with respect to the potential Transaction described in this Current Report under the rules of the SEC. Information about the directors and executive officers of the Company and their ownership of the Company’s securities is set forth in the Company’s Definitive Prospectus filed with the SEC on February 23, 2022. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s stockholders in connection with the potential Transaction will be set forth in the preliminary and definitive proxy statements when those are filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Clean Earth Acquisitions Corp., Attention: Martha Ross, CFO & COO, telephone: (800) 508-1531.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential Transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company or the Seller, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Investor Presentation.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2022

Clean Earth Acquisitions Corp.

By:	/s/ Aaron T. Ratner
Name: Aaron T. Ratner
Title: Chief Executive Officer